UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 13, 2003

BARNWELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5103	72-0496921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900, Honolulu, Hawaii		96813
(Address of Principal Executive Offices)		(Zip Code)

(808) 531-8400

(Registrant’s telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Barnwell Industries, Inc. issued a press release on August 13, 2003 regarding the announcement of its financial results for the three months ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1.

Exhibit 99.1               Press Release dated August 13, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNWELL INDUSTRIES, INC.
(Registrant)

/s/ Russell M. Gifford
Russell M. Gifford
Executive Vice President and
Chief Financial Officer

Date:	August 13, 2003